Oppenheimer New York Tax-Exempt Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                    Capital Gains                      Price
Class A Shares
  10/09/86                          0.0650000                 0.0000000                          12.490
  11/06/86                          0.0600000                 0.1350000                          12.570
  12/04/86                          0.0670000                 0.0000000                          12.680
  01/02/87                          0.0650000                 0.0000000                          12.610
  01/29/87                          0.0650000                 0.0000000                          12.770
  02/26/87                          0.0650000                 0.0000000                          12.840
  03/26/87                          0.0740000                 0.0000000                          12.880
  04/23/87                          0.0710000                 0.0000000                          11.900
  05/20/87                          0.0700000                 0.0000000                          11.700
  06/17/87                          0.0700000                 0.0000000                          12.080
  07/15/87                          0.0700000                 0.0000000                          12.100
  08/12/87                          0.0700000                 0.0000000                          12.080
  09/09/87                          0.0700000                 0.0000000                          11.680
  10/07/87                          0.0700000                 0.0000000                          11.430
  11/04/87                          0.0700000                 0.0800000                          11.530
  12/02/87                          0.0700000                 0.0000000                          11.610
  12/23/87                          0.0530000                 0.0000000                          11.680
  01/20/88                          0.0700000                 0.0000000                          11.860
  02/17/88                          0.0700000                 0.0000000                          11.990
  03/16/88                          0.0675000                 0.0000000                          11.890
  04/13/88                          0.0675000                 0.0000000                          11.860
  05/11/88                          0.0675000                 0.0000000                          11.790
  06/08/88                          0.0675000                 0.0000000                          11.780
  07/06/88                          0.0675000                 0.0000000                          11.780
  08/03/88                          0.0675000                 0.0000000                          11.830
  08/31/88                          0.0675000                 0.0000000                          11.770
  09/28/88                          0.0675000                 0.0000000                          11.860
  10/26/88                          0.0675000                 0.0000000                          11.990
  11/23/88                          0.0659000                 0.0000000                          11.860
  12/21/88                          0.0344000                 0.0610000                          11.840
  01/18/89                          0.0670000                 0.0000000                          11.940
  02/15/89                          0.0670000                 0.0000000                          11.770
  03/15/89                          0.0670000                 0.0000000                          11.760
  04/12/89                          0.0670000                 0.0000000                          11.710
  05/10/89                          0.0670000                 0.0000000                          11.830
  06/07/89                          0.0670000                 0.0000000                          12.050
  07/05/89                          0.0670000                 0.0000000                          12.050
  08/02/89                          0.0670000                 0.0000000                          12.140
  08/30/89                          0.0640000                 0.0000000                          11.960
  09/27/89                          0.0640000                 0.0000000                          11.850
  10/25/89                          0.0640000                 0.0000000                          11.930
  11/22/89                          0.0640000                 0.0000000                          11.970
  12/20/89                          0.0547000                 0.0140000                          12.040
  01/17/90                          0.0640000                 0.0000000                          11.970
  02/14/90                          0.0640000                 0.0000000                          11.890
  03/14/90                          0.0640000                 0.0000000                          11.820

Oppenheimer New York Tax-Exempt Fund
Page 2


  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                    Capital Gains                      Price
Class A Shares (Continued)
  04/11/90                          0.0640000                 0.0000000                          11.800
  05/09/90                          0.0640000                 0.0000000                          11.690
  06/06/90                          0.0640000                 0.0000000                          11.840
  07/05/90                          0.0663000                 0.0000000                          11.840
  08/01/90                          0.0617000                 0.0000000                          11.960
  08/29/90                          0.0640000                 0.0000000                          11.680
  09/26/90                          0.0640000                 0.0000000                          11.600
  10/24/90                          0.0640000                 0.0000000                          11.630
  11/21/90                          0.0662857                 0.0000000                          11.820
  12/19/90                          0.0617143                 0.0000000                          11.830
  12/31/90                          0.0058000                 0.0350000                          11.810
  01/16/91                          0.0365712                 0.0000000                          11.770
  02/13/91                          0.0640000                 0.0000000                          12.010
  03/13/91                          0.0640000                 0.0000000                          11.900
  04/10/91                          0.0640000                 0.0000000                          11.930
  05/08/91                          0.0640000                 0.0000000                          12.010
  06/05/91                          0.0640000                 0.0000000                          11.950
  07/03/91                          0.0662861                 0.0000000                          11.940
  07/31/91                          0.0617143                 0.0000000                          12.040
  08/28/91                          0.0640000                 0.0000000                          12.130
  09/25/91                          0.0640000                 0.0000000                          12.190
  10/23/91                          0.0640000                 0.0000000                          12.230
  11/20/91                          0.0640000                 0.0000000                          12.220
  12/18/91                          0.0492522                 0.0232001                          12.250
  01/15/92                          0.0640004                 0.0000000                          12.330
  02/12/92                          0.0640000                 0.0000000                          12.180
  03/11/92                          0.0640000                 0.0000000                          12.150
  04/08/92                          0.0640000                 0.0000000                          12.240
  05/06/92                          0.0640000                 0.0000000                          12.260
  06/03/92                          0.0640000                 0.0000000                          12.350
  07/01/92                          0.0640000                 0.0000000                          12.540
  07/29/92                          0.0640000                 0.0000000                          12.960
  08/26/92                          0.0640000                 0.0000000                          12.650
  09/23/92                          0.0114289                 0.0827000                          12.560
  10/21/92                          0.0068508                 0.0899000                          12.390
  11/18/92                          0.0640000                 0.0000000                          12.530
  12/16/92                          0.0640080                 0.0000000                          12.610
  01/13/93                          0.0640080                 0.013768                           12.620
  02/10/93                          0.0640080                 0.0000000                          12.800
  03/10/93                          0.0640080                 0.0000000                          13.120
  04/07/93                          0.0640080                 0.0000000                          12.890
  05/05/93                          0.0640080                 0.0000000                          12.960
  06/10/93                          0.0641000                 0.0000000                          13.030
  07/09/93                          0.0641000                 0.0000000                          13.180
  08/10/93                          0.0641000                 0.0000000                          13.230
  09/10/93                          0.0641000                 0.0000000                          13.550
  10/08/93                          0.0641000                 0.0000000                          13.530
  11/10/93                          0.0615867                 0.0000000                          13.350
  12/10/93                          0.0596000                 0.1404333                          13.300
  01/10/94                          0.0596000                 0.0000000                          13.330
  02/10/94                          0.0596000                 0.0000000                          13.290

Oppenheimer New York Tax Exempt Fund
Page 3


  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                    Capital Gains                      Price
Class A Shares (Continued)
  03/10/94                          0.0596000                 0.0000000                          12.760
  04/08/94                          0.0596000                 0.0000000                          12.170
  05/10/94                          0.0596000                 0.0000000                          12.120
  06/10/94                          0.0596000                 0.0000000                          12.540
  07/08/94                          0.0596000                 0.0000000                          12.090
  08/10/94                          0.0596000                 0.0000000                          12.140
  09/09/94                          0.0596000                 0.0000000                          12.160
  10/10/94                          0.0596000                 0.0000000                          11.800
  11/10/94                          0.0596000                 0.0000000                          11.150
  12/09/94                          0.0596000                 0.0000000                          11.320
  01/10/95                          0.0596000                 0.0000000                          11.520
  02/10/95                          0.0596000                 0.0000000                          12.010
  03/10/95                          0.0596000                 0.0000000                          12.100
  04/10/95                          0.0596000                 0.0000000                          12.280
  05/10/95                          0.0596000                 0.0000000                          12.330
  06/09/95                          0.0596000                 0.0000000                          12.520
  07/10/95                          0.0596000                 0.0000000                          12.390
  08/10/95                          0.0596000                 0.0000000                          12.180
  09/08/95                          0.0596000                 0.0000000                          12.350
  10/10/95                          0.0569000                 0.0000000                          12.400
  11/10/95                          0.0569000                 0.0000000                          12.540
  12/08/95                          0.5690000                 0.0000000                          12.740
  01/10/96                          0.0569000                 0.0000000                          12.680
  02/09/96                          0.0569000                 0.0000000                          12.790
  03/08/96                          0.0569000                 0.0000000                          12.410
  04/10/96                          0.0569000                 0.0000000                          12.230
  05/10/96                          0.0569000                 0.0000000                          12.250
  06/10/96                          0.0569000                 0.0000000                          12.100
  07/10/96                          0.0569000                 0.0000000                          12.190
  08/09/96                          0.0569000                 0.0000000                          12.540
  09/10/96                          0.0569000                 0.0000000                          12.270
Class B Shares
  03/10/93                          0.0165793                 0.0000000                          13.130
  04/07/93                          0.0521313                 0.0000000                          12.900
  05/05/93                          0.0521611                 0.0000000                          12.970
  06/10/93                          0.0516092                 0.0000000                          13.040
  07/09/93                          0.0547955                 0.0000000                          13.190
  08/10/93                          0.0546788                 0.0000000                          13.240
  09/10/93                          0.0542477                 0.0000000                          13.560
  10/08/93                          0.0556093                 0.0000000                          13.540
  11/10/93                          0.0523776                 0.0000000                          13.350
  12/10/93                          0.0501260                 0.1404333                          13.300
  01/10/94                          0.0512726                 0.0000000                          13.330
  02/10/94                          0.0507043                 0.0000000                          13.290
  03/10/94                          0.0517597                 0.0000000                          12.760
  04/08/94                          0.0512089                 0.0000000                          12.170
  05/10/94                          0.0517210                 0.0000000                          12.130
  06/10/94                          0.0510002                 0.0000000                          12.540
  07/08/94                          0.0523328                 0.0000000                          12.090
  08/10/94                          0.0516219                 0.0000000                          12.150

Oppenheimer New York Tax-Exempt Fund
Page 4


  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                    Capital Gains                      Price
Class B Shares  (Continued)
  09/09/94                          0.0514094                 0.0000000                          12.170
  10/10/94                          0.0524131                 0.0000000                          11.810
  11/10/94                          0.0521293                 0.0000000                          11.150
  12/09/94                          0.0525232                 0.0000000                          11.320
  01/10/95                          0.0524818                 0.0000000                          11.530
  02/10/95                          0.0515297                 0.0000000                          12.010
  03/10/95                          0.0525342                 0.0000000                          12.110
  04/10/95                          0.0522171                 0.0000000                          12.280
  05/10/95                          0.0519369                 0.0000000                          12.340
  06/09/95                          0.0512700                 0.0000000                          12.530
  07/10/95                          0.0522027                 0.0000000                          12.390
  08/10/95                          0.0490201                 0.0000000                          12.180
  09/08/95                          0.0490929                 0.0000000                          12.360
  10/10/95                          0.0492567                 0.0000000                          12.400
  11/10/95                          0.0483582                 0.0000000                          12.540
  12/08/95                          0.0495795                 0.0000000                          12.740
  01/10/96                          0.0488028                 0.0000000                          12.680
  02/09/96                          0.0484626                 0.0000000                          12.790
  03/08/96                          0.0495264                 0.0000000                          12.410
  04/10/96                          0.0489698                 0.0000000                          12.230
  05/10/96                          0.0488632                 0.0000000                          12.250
  06/10/96                          0.0495751                 0.0000000                          12.100
  07/10/96                          0.0493839                 0.0000000                          12.190
  08/09/96                          0.0488052                 0.0000000                          12.540
  09/10/96                          0.0492674                 0.0000000                          12.270
Class C Shares
  09/08/95                          0.0205670                 0.0000000                          12.360
  10/10/95                          0.0491151                 0.0000000                          12.360
  11/10/95                          0.0483699                 0.0000000                          12.540
  12/08/95                          0.0495043                 0.0000000                          12.740
  01/10/96                          0.0473441                 0.0000000                          12.680
  02/09/96                          0.0452077                 0.0000000                          12.800
  03/08/96                          0.0484227                 0.0000000                          12.420
  04/10/96                          0.0454724                 0.0000000                          12.230
  05/10/96                          0.0466723                 0.0000000                          12.250
  06/10/96                          0.0492374                 0.0000000                          12.110
  07/10/96                          0.0483302                 0.0000000                          12.190
  08/09/96                          0.0474100                 0.0000000                          12.540
  09/10/96                          0.0491225                 0.0000000                          12.270

Oppenheimer New York Tax-Exempt Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 09/30/96:

   The formula for calculating average annual total return is as follows:

             1                       ERV n
   --------------- = n               (---) - 1 = average annual total return
   number of years                     P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                             Five Year

  $1,015.85 1                             $1,331.36 .2
 (---------)  - 1 = 1.59%    (---------)   - 1 = 5.89%
    $1,000                               $1,000

  Ten Year

  $1,911.12 .1
 (---------)  - 1 = 6.69%
    $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                             Inception

  $1,007.68 1                            $1,127.42 .2793
 (---------)  - 1 = 0.77%               (---------)   - 1 = 3.41%
    $1,000                               $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

  One Year                             Inception

  $1,046.42 1                             $1,068.04 .9207
 (---------)  - 1 = 4.64%               (---------)   - 1 = 6.25%
    $1,000                               $1,000

Oppenheimer New York Tax-Exempt Fund
Page 6


1. Average Annual Total Returns for the Periods Ended 09/30/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                             Five Year

  $1,066.52 1                            $1,397.79 .2
 (---------)  - 1 = 6.65%               (---------)   - 1 = 6.93%
    $1,000                               $1,000

  Ten Year

  $2,006.41 .1
 (---------)   - 1 = 7.21%
    $1,000



 Class B Shares

  One Year                             Inception

  $1,057.68 1                          $1,146.41 .2793
 (---------)  - 1 = 5.77%              (---------)   - 1 = 3.89%
    $1,000                               $1,000



Class C Shares

  One Year                             Inception

  $1,056.43 1                            $1,068.04 .9207
 (---------)  - 1 = 5.64%               (---------)   - 1 = 6.25%
    $1,000                               $1,000

Oppenheimer New York Tax-Exempt Fund
Page 7


2.  Cumulative Total Returns for the Periods Ended 09/30/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                              Five Year

  $1,015.85 - $1,000                    $1,331.36 - $1,000
  ------------------  =   1.59%         ------------------  = 33.14%
        $1,000                               $1,000


  Ten Year

  $1,911.12 - $1,000
  ------------------  = 91.11%
        $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                                 Inception

  $1,007.68 - $1,000                       $1,127.42 - $1,000
  ------------------  =   0.77%            ------------------  = 12.74%
        $1,000                                  $1,000


Class C Shares

  One Year                                 Inception

  $1,046.42 - $1,000                       $1,068.04 - $1,000
  ------------------  =   4.64%            ------------------  =  6.80%
        $1,000                                   $1,000

Oppenheimer New York Tax-Exempt Fund
Page 8


2.  Cumulative Total Returns for the Periods Ended 09/30/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                                Five Year

  $1,066.52 - $1,000                      $1,397.79 - $1,000
  ------------------  =   6.65%           ------------------  = 39.78%
        $1,000                                  $1,000


  Ten Year

  $2,006.41 - $1,000
  ------------------  = 100.64%
        $1,000



Class B Shares

  One Year                               Inception

  $1,057.68 - $1,000                     $1,146.41 - $1,000
  ------------------  =   5.77%          ------------------  = 14.64%
        $1,000                                 $1,000



Class C Shares

  One Year                                 Inception

  $1,056.43 - $1,000                       $1,068.04 - $1,000
  ------------------  =   5.64%            ------------------  =  6.80%
        $1,000                                  $1,000

Oppenheimer New York Tax-Exempt Fund
Page 9


3.  Standardized Yield for the 30-Day Period Ended 09/30/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                    a - b                  6
                     Yield =  2 { (--------  +  1 )  -  1 }
                                    cd or ce

          The symbols above represent the following factors:

            a = Dividends and interest earned during the 30-day period.
            b = Expenses accrued for the period (net of any expense
                    reimbursements).
            c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
            d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
            e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:


                   $3,228,186.57 - $537,199.70                    6
             2{(--------------------------- +  1)  - 1}  = 4.64%
                      53,902,893  x  $13.03



Class B Shares

Example at NAV:

                   $  486,779.52 - $143,880.72                     6
             2{(---------------------------  +  1)  - 1}  = 4.12%
                       8,125,671  x  $12.41



Class C Shares

Example at NAV:

             $    9,031.08 - $ 2,748.23                            6
             2{(---------------------------  +  1)  - 1}  = 4.06%
                         150,771  x  $12.41

Oppenheimer New York Tax-Exempt Fund
Page 10


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

    The Fund's dividend yields are calculated using the following formula:

                  Dividend Yield   =  { (a / 30) x 365 } / b or c


    The symbols above represent the following factors:

          a = The accrual dividend earned during the period.
          b = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
          c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.




Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                                $.0569000/30 x 365
                                                     ------------------  = 5.31%
                                                               $13.03


  Dividend Yield
  at Net Asset Value                                 $.0569000/30 x 365
                                                     ------------------  = 5.58%
                                                               $12.41



Class B Shares

  Dividend Yield
  at Net Asset Value                                 $.0492960/30 x 365
                                                     ------------------  = 4.83%
                                                               $12.41



Class C Shares

  Dividend Yield
  at Net Asset Value                                 $.0487933/30 x 365
                                                     ------------------  = 4.78%
                                                               $12.41

Oppenheimer New York Tax-Exempt Fund
Page 11


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

                  a
            -----  +  b  =  Tax-Equivalent Yield
            1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal, state and New York City income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:

  Class A Shares

                                       .0464
                                    -----------  +  0  = 8.59%
                                    1  -  .4596


  Class B Shares

                                       .0412
                                    -----------  +  0  = 7.62%
                                    1  -  .4596


  Class C Shares

                                       .0406
                                    -----------  +  0  = 7.51%
                                    1  -  .4596



         Combined Stated Tax Rate Formula

                  1 - {(1-d)(1-(e+f))} = Combined Stated Tax Rate

         The symbols above represent the following factors:

         d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
         e = Stated New York State tax rate (e.g., for an individual in the 39.6% federal and 7.594% state tax bracket filing singly).
         f = Stated New York City tax rate (e.g., for an individual in the 39.6% federal and 3.40% City tax bracket filing singly).

          Example:   1 - {(1 - .3960)(1 - (.07125+.03400))} = 45.96%